Exhibit 10.3

February 24, 2015

Via E-mail

American Realty Capital Hospitality Portfolio Member, LLC

405 Park Avenue, 15th Floor

New York, NY 10022

Re:	Letter Agreement Amendment to Amended & Restated Real Estate Sale Agreement

Ladies and Gentlemen:

Reference is made to that certain Amended & Restated Real Estate Sale Agreement, dated as of the 11th day of November, 2014, by and between the sellers listed on Schedule 1A attached hereto (each, a “Seller” and collectively, “Sellers”), American Realty Capital Hospitality Portfolio Member LP, a Delaware limited partnership (successor by conversion to American Realty Capital Hospitality Portfolio Member, LLC, “Original Purchaser”), and each of the purchasers listed on Schedule 1B attached hereto (together with Original Purchaser, individually or collectively as the context may require, “Purchaser”), as amended by that certain First Amendment to Amended & Restated Real Estate Sale Agreement, dated the 13th day of February, 2015, by and between Sellers and Purchaser (the “Agreement”), relating to the purchase and sale of, among other things, a portfolio of hotels as specified in the Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

Seller and Purchaser hereby agree to amend Schedule 2 of the Agreement by deleting such schedule in its entirety and replacing it with the revised Schedule 2 attached hereto as Exhibit A. The revised Schedule 2 corrects certain scrivener’s errors in the original Schedule 2.

Seller and Purchaser hereby agree that the Agreement, as amended hereby, remains in full force and effect. Seller and Purchaser acknowledge that (a) this letter agreement may be executed in one or more counterparts, with the understanding that all counterparts shall constitute one and the same agreement, and (b) a party’s transmission of an executed counterpart of this letter agreement in PDF format by electronic mail shall constitute effective delivery of this letter agreement.

Please execute this letter agreement below to confirm your agreement herewith.

Letter Agreement re A&R Real Estate Sale Agreement

Sincerely,

W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company

By:	WNT Mezz I, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Greg Fay
Name: Greg Fay
Title: Manager

W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership

By:	W2007 Equity Inns Realty Gen-Par, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Manager

W2007 EQI DALTON PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

W2007 EQI HOUSTON PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI CARLSBAD PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Carlsbad Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

W2007 EQI HI AUSTIN PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI HI Austin Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI NAPERVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Naperville Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI COLLEGE STATION PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI College Station Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

W2007 EQI EAST LANSING PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI INDIANAPOLIS PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Indianapolis Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI KNOXVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Knoxville Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

W2007 EQI MILFORD Partnership, L.P., a Tennessee limited partnership

By:	W2007 EQI Milford Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI ORLANDO 2 PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI URBANA PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

W2007 EQI RIO RANCHO PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI LOUISVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI AUGUSTA PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

W2007 EQI ORLANDO PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Orlando Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI SEATTLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI JACKSONVILLE PARTNERSHIP I, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

W2007 EQI ASHEVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

W2007 EQI SAVANNAH 2 PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Greg Fay
Name: Greg Fay
Title: Vice President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

AGREED TO AND ACCEPTED ON THIS ___ DAY OF FEBRUARY 2015 BY:

American Realty Capital Hospitality Portfolio Member, LP, a Delaware partnership

By:	American Realty Capital Hospitality Portfolio Member GP LLC, its general partner

By:	American Realty Capital Hospitality Operating Partnership, L.P., its sole member

	By:	American Realty Capital Hospitality Trust, Inc., its general partner

		By:	/s/ Jonathan P. Mehlman
		Name:	Jonathan P. Mehlman
		Title:	CEO and President

ARC Hospitality Portfolio I Owner, LLC, a
Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
	Name:	Jonathan P. Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I BHGL Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
	Name:	Jonathan P. Mehlman
	Title:	CEO and President

ARC Hospitality Portfolio I PXGL Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
	Name:	Jonathan P. Mehlman
	Title:	CEO and President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

ARC Hospitality Portfolio I GBGL Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: CEO and President

ARC Hospitality Portfolio I NFGL Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: CEO and President

ARC Hospitality Portfolio I MBGL 1000 Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: CEO and President

ARC Hospitality Portfolio I MBGL 950 Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: CEO and President

ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership

By: ARC Hospitality Portfolio I NTC Owner GP,
LLC, its general partner

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: CEO and President

[Signatures continue on following page]

Letter Agreement re A&R Real Estate Sale Agreement

ARC Hospitality Portfolio I DLGL Owner, LP, a Delaware limited partnership

By: ARC Hospitality Portfolio I NTC Owner GP,
LLC, its general partner

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: CEO and President

ARC Hospitality Portfolio I SAGL Owner, LP, a Delaware limited partnership

By: ARC Hospitality Portfolio I NTC Owner GP,
LLC, its general partner

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: CEO and President

ARC Hospitality Portfolio II Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: CEO and President

ARC Hospitality Portfolio II NTC Owner, LP, a Delaware limited partnership

By: ARC Hospitality Portfolio II NTC Owner GP,
LLC, its general partner

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: CEO and President

cc:	Samuel Richardson

Letter Agreement re A&R Real Estate Sale Agreement

SCHEDULE 1A

SELLERS

W2007 Equity Inns Realty, L.L.C.

W2007 Equity Inns Realty, L.P.

W2007 EQI Dalton Partnership, L.P.

W2007 EQI Houston Partnership, L.P.

W2007 EQI Carlsbad Partnership, L.P.

W2007 EQI HI Austin Partnership, L.P.

W2007 EQI Naperville Partnership, L.P.

W2007 EQI College Station Partnership, L.P.

W2007 EQI East Lansing Partnership, L.P.

W2007 EQI Indianapolis Partnership, L.P.

W2007 EQI Knoxville Partnership, L.P.

W2007 EQI Savannah 2 Partnership, L.P.

W2007 EQI Asheville Partnership, L.P.

W2007 EQI Seattle Partnership, L.P.

W2007 EQI Orlando Partnership, L.P.

W2007 EQI Orlando 2 Partnership, L.P.

W2007 EQI Urbana Partnership, L.P.

W2007 EQI Rio Rancho Partnership, L.P.

W2007 EQI Louisville Partnership, L.P.

W2007 EQI Augusta Partnership, L.P.

W2007 EQI Milford Partnership, L.P.

W2007 EQI Jacksonville Partnership I, L.P.

Letter Agreement re A&R Real Estate Sale Agreement

SCHEDULE 1B

PURCHASERS

ARC Hospitality Portfolio I Owner, LLC

ARC Hospitality Portfolio I BHGL Owner, LLC

ARC Hospitality Portfolio I PXGL Owner, LLC

ARC Hospitality Portfolio I GBGL Owner, LLC

ARC Hospitality Portfolio I NFGL Owner, LLC

ARC Hospitality Portfolio I MBGL 1000 Owner, LLC

ARC Hospitality Portfolio I MBGL 950 Owner, LLC

ARC Hospitality Portfolio I NTC Owner, LP

ARC Hospitality Portfolio I DLGL Owner, LP

ARC Hospitality Portfolio I SAGL Owner, LP

ARC Hospitality Portfolio II Owner, LLC

ARC Hospitality Portfolio II NTC Owner, LP

Letter Agreement re A&R Real Estate Sale Agreement

EXHIBIT A

PURCHASE PRICE ALLOCATION

(see attached)

Letter Agreement re A&R Real Estate Sale Agreement

Project Grace Asset List
					Number of Rooms	Year Opened	PPA Value	Allocation for GS
City	State	Fee/Lease	Franchise	Brand/Flag				Land	Building(s)	Site Improvements	FF&E	Ground Lease A/B		Goodwill
Birmingham	AL	Lease	Hilton	Hampton Inn	129	1987	$9,284,784	$0	$8,150,248	$393,249	$1,092,358	-$	351,071	$0
Mobile	AL	Lease	Marriott	Residence Inn	66	1996	$9,523,623	$0	$7,693,136	$360,398	$803,172		$666,918
Mobile	AL	Lease	Marriott	Courtyard	78	1995	$5,698,889	$0	$4,197,040	$294,492	$588,983		$618,374
Birmingham	AL	Fee	Hyatt	Hyatt Place	126	1997	$10,225,494	$911,878	$8,345,908	$483,854	$483,854		$0
Phoenix	AZ	Lease	Hilton	Homewood Suites	124	1996	$24,809,678	$0	$20,287,240	$483,584	$797,018		$3,241,837
El Segundo	CA	Fee	Marriott	Residence Inn	150	2001	$40,111,403	$16,128,377	$20,088,589	$870,992	$3,023,445		$0
San Diego	CA	Fee	Marriott	Residence Inn	95	2003	$28,120,735	$5,684,504	$19,027,707	$1,034,536	$2,373,988		$0
Carlsbad	CA	Fee	Marriott	Courtyard	145	1999	$22,686,825	$4,987,670	$13,856,514	$1,038,289	$2,804,352		$0
San Diego	CA	Fee	Marriott	SpringHill Suites	137	2003	$21,190,695	$3,946,107	$14,596,812	$817,846	$1,829,930		$0
Colorado Springs	CO	Fee	Hilton	Hampton Inn	125	1985	$7,308,506	$429,890	$5,921,133	$205,175	$752,308		$0
Milford	CT	Fee	Hilton	Hampton Inn	148	1986	$7,400,000	$1,516,916	$5,069,798	$347,246	$466,040		$0
Windsor Locks	CT	Fee	Hilton	Homewood Suites	132	1990	$12,325,687	$2,936,577	$7,634,792	$438,580	$1,315,739		$0
Boynton Beach	FL	Fee	Hilton	Hampton Inn	164	1997	$32,415,587	$1,590,035	$27,578,296	$716,636	$2,530,620		$0
Boca Raton	FL	Fee	Hilton	Hampton Inn	94	1996	$13,994,573	$2,116,072	$10,386,006	$388,458	$1,104,037		$0
Deerfield Beach	FL	Fee	Hilton	Hampton Inn	106	2002	$12,809,617	$2,793,861	$8,245,980	$417,588	$1,352,189		$0
Orlando	FL	Fee	Hilton	Hampton Inn	170	2000	$13,886,925	$896,711	$10,995,031	$306,376	$1,688,806		$0
Palm Beach Gardens	FL	Fee	Hilton	Hampton Inn	116	1999	$20,956,063	$3,233,819	$16,969,024	$482,060	$271,159		$0
West Palm Beach	FL	Fee	Hilton	Hampton Inn	110	2001	$18,594,664	$2,219,662	$14,500,141	$431,002	$1,443,858		$0
Orlando	FL	Fee	Hilton	Homewood Suites	252	1999	$31,582,545	$2,305,396	$27,810,078	$377,247	$1,089,824		$0
Orlando	FL	Fee	Hilton	Embassy Suites	246	1987	$23,802,848	$2,155,106	$19,630,785	$423,653	$1,593,304		$0
Tampa	FL	Fee	Marriott	Residence Inn	78	1997	$10,709,571	$1,291,551	$7,609,848	$547,618	$1,260,554		$0
Fortt Myers	FL	Fee	Marriott	Residence Inn	78	1997	$11,932,019	$1,486,776	$8,517,941	$440,526	$1,486,776		$0
Jacksonville	FL	Fee	Marriott	Residence Inn	78	2000	$6,365,091	$1,135,748	$4,669,248	$241,152	$318,943		$0
Sarasota	FL	Fee	Marriott	Residence Inn	78	1998	$13,964,493	$2,714,471	$8,859,295	$772,006	$1,618,721		$0
Tallahassee	FL	Fee	Marriott	Residence Inn	78	1996	$12,114,907	$1,516,834	$9,213,137	$516,603	$868,333		$0
Tampa	FL	Fee	Marriott	Residence Inn	102	1998	$17,062,551	$2,131,154	$12,437,244	$456,676	$2,037,477		$0
Gainesville	FL	Fee	Marriott	Courtyard	81	1996	$17,007,759	$4,343,080	$10,327,207	$793,586	$1,543,886		$0
Jacksonville	FL	Fee	Marriott	Courtyard	81	1996	$6,606,165	$1,562,664	$3,860,711	$820,183	$362,607		$0
Orlando	FL	Fee	Marriott	Courtyard	112	1998	$16,204,908	$1,866,915	$11,741,478	$504,282	$2,092,233		$0
Sarasota	FL	Fee	Marriott	Courtyard	81	1997	$11,537,396	$2,041,437	$8,142,053	$380,786	$973,120		$0
Tallahassee	FL	Fee	Marriott	Courtyard	93	2000	$13,209,349	$2,817,248	$7,740,574	$1,191,116	$1,460,412		$0
Miami	FL	Fee	Hyatt	Hyatt Place	124	1996	$19,884,261	$2,600,017	$15,964,976	$442,966	$876,302		$0
Tampa	FL	Fee	Hyatt	Hyatt Place	124	1994	$20,915,567	$3,485,708	$15,597,492	$537,073	$1,295,293		$0
Miami	FL	Fee	InterContinental Hotels Group	Holiday Inn	66	1996	$8,511,530	$1,178,145	$6,246,569	$182,658	$904,158		$0
Columbus	GA	Fee	Hilton	Hampton Inn	118	1986	$5,900,000	$1,661,903	$3,064,990	$537,674	$635,433		$0
Augusta	GA	Fee	Hilton	Homewood Suites	65	1997	$10,563,510	$1,006,127	$8,607,780	$599,154	$350,449		$0
Macon	GA	Fee	Marriott	Residence Inn	78	1996	$4,907,309	$733,865	$3,571,121	$297,700	$304,623		$0
Savannah	GA	Fee	Marriott	Residence Inn	66	1996	$11,231,254	$1,219,849	$9,363,017	$362,658	$285,730		$0
Athens	GA	Fee	Marriott	Courtyard	105	1998	$12,520,081	$3,419,372	$6,958,190	$519,398	$1,623,120		$0
Dalton	GA	Fee	Marriott	Courtyard	93	1999	$10,241,716	$722,781	$8,083,847	$576,130	$858,957		$0
Atlanta	GA	Fee	Marriott	Fairfield Inn & Suites	143	1996	$8,604,369	$1,051,581	$6,211,640	$266,705	$1,074,442		$0
Savannah	GA	Fee[1]	Marriott	TownePlace Suites	95	2000	$9,777,538	$1,546,888	$6,836,416	$396,899	$997,336		$0
Boise	ID	Fee	Marriott	Residence Inn	104	1986	$12,668,682	$1,790,959	$9,405,842	$854,308	$617,572		$0
Gurnee	IL	Fee	Hilton	Hampton Inn	134	1988	$12,929,426	$767,861	$11,141,118	$414,241	$606,206		$0
Naperville	IL	Fee	Hilton	Hampton Inn	129	1987	$10,587,539	$1,304,017	$8,693,383	$333,143	$256,996		$0
Urbana	IL	Fee	Hilton	Hampton Inn	130	1995	$24,279,177	$2,634,127	$20,340,070	$398,744	$906,236		$0
Chicago	IL	Fee	Hilton	Homewood Suites	233	1999	$73,288,289	$12,434,318	$59,611,330	$7,915	$1,234,725		$0
Elmhurst	IL	Fee	Marriott	Courtyard	140	2003	$10,890,288	$1,006,906	$8,595,135	$414,608	$873,639		$0
Indianapolis	IN	Fee	Hilton	Hampton Inn	128	1987	$10,499,736	$1,593,974	$7,222,683	$336,616	$1,346,463		$0
Indianapolis	IN	Fee	Hyatt	Hyatt Place	124	1992	$16,261,993	$1,929,673	$13,243,786	$653,120	$435,413		$0
Overland Park	KS	Fee	Hilton	Hampton Inn	133	1991	$10,842,223	$1,046,336	$8,022,097	$558,046	$1,215,743		$0
Overland Park	KS	Fee	Hyatt	Hyatt Place	124	1994	$9,949,330	$1,009,355	$7,882,556	$509,484	$547,935		$0
Louisville	KY	Fee	Hilton	Hilton Garden Inn	112	1999	$19,185,347	$1,026,124	$16,363,506	$543,846	$1,251,871		$0
Lexington	KY	Fee	Marriott	Residence Inn	91	1993	$17,595,014	$2,108,203	$13,582,300	$835,134	$1,069,378		$0
Bowling Green	KY	Fee	Marriott	Courtyard	93	1997	$13,903,166	$484,175	$11,162,735	$455,125	$1,801,131		$0
Lexington	KY	Fee	Marriott	Courtyard	90	1999	$18,494,208	$3,451,882	$12,437,837	$498,467	$2,106,022		$0
Louisville	KY	Fee	Marriott	Courtyard	140	1999	$39,005,197	$3,371,714	$33,191,544	$81,739	$2,360,200		$0
Lexington	KY	Fee	Marriott	SpringHill Suites	108	2003	$18,243,803	$3,310,563	$12,614,834	$556,822	$1,761,584		$0
Baton Rouge	LA	Fee	Hyatt	Hyatt Place	126	1997	$13,075,389	$1,853,844	$10,203,372	$326,584	$691,589		$0
Peabody	MA	Fee	Hilton	Hampton Inn	120	1999	$13,059,655	$2,802,013	$8,769,360	$275,608	$1,212,675		$0
Peabody	MA	Fee	Hilton	Homewood Suites	85	1999	$10,714,650	$2,427,908	$7,379,933	$282,768	$624,041		$0
Glen Burnie	MD	Lease	Hilton	Hampton Inn	116	1989	$8,592,309	$0	$10,568,361	$147,418	$386,973	-$	2,510,444
Linthicum Heights	MD	Fee	Hyatt	Hyatt Place	127	1996	$12,476,068	$2,914,018	$8,679,571	$432,047	$450,432		$0
Madison Heights	MI	Fee	Hilton	Hampton Inn	123	1987	$15,711,626	$1,996,568	$11,004,691	$972,422	$1,737,945		$0
Northville	MI	Fee	Hilton	Hampton Inn	124	1989	$9,776,761	$1,205,390	$7,810,592	$414,970	$345,809		$0
East Lansing	MI	Fee	Hilton	Hampton Inn	86	2000	$14,252,046	$3,186,485	$9,342,054	$450,918	$1,272,590		$0
Grand Rapids	MI	Fee	Hilton	Hampton Inn	84	1998	$14,884,362	$2,208,072	$10,010,323	$752,983	$1,912,984		$0
Grand Rapids	MI	Fee	Marriott	SpringHill Suites	76	2002	$11,413,845	$1,062,382	$8,686,382	$224,735	$1,440,345		$0
Bloomington	MN	Fee	Hyatt	Hyatt Place	126	1997	$14,667,789	$2,507,533	$11,026,851	$441,326	$692,079		$0
Kansas City	MO	Fee	Hilton	Hampton Inn	120	1987	$9,271,676	$1,267,076	$6,778,070	$689,289	$537,240		$0
Maryland Heights	MO	Fee	Hilton	Hampton Inn	122	1987	$9,904,041	$1,359,999	$7,597,955	$473,043	$473,043		$0
Fayetteville	NC	Fee	Hilton	Hampton Inn	121	1986	$8,679,438	$892,016	$6,111,217	$548,933	$1,127,272		$0
Gastonia	NC	Fee	Hilton	Hampton Inn	107	1989	$11,841,758	$1,515,286	$9,320,050	$520,173	$486,249		$0
Asheville	NC	Fee	Marriott	Courtyard	78	1996	$17,374,707	$2,920,297	$12,840,913	$480,049	$1,133,448		$0
Asheville	NC	Fee	Marriott	SpringHill Suites	88	2002	$14,796,371	$2,375,585	$10,489,235	$399,631	$1,531,919		$0
Rio Rancho	NM	Fee	Hilton	Hilton Garden Inn	129	1999	$11,983,810	$1,137,469	$9,788,694	$518,846	$538,801		$0
Albuquerque	NM	Fee	Hyatt	Hyatt Place	126	1997	$21,994,086	$1,169,344	$19,149,085	$506,314	$1,169,344		$0
Las Vegas	NV	Fee	Hyatt	Hyatt Place	202	1998	$19,906,596	$2,631,230	$15,864,810	$524,438	$886,119		$0
Albany	NY	Fee	Hilton	Hampton Inn	153	1986	$22,881,688	$1,923,749	$17,234,919	$973,191	$2,749,829		$0
Westlake	OH	Fee	Hilton	Hampton Inn	122	1987	$15,115,059	$4,198,257	$8,817,673	$949,606	$1,149,523		$0
Dublin	OH	Fee	Hilton	Hampton Inn	123	1988	$12,621,596	$1,115,167	$9,589,124	$616,277	$1,301,028		$0
Blue Ash	OH	Fee	Hyatt	Hyatt Place	125	1990	$10,337,545	$635,054	$8,725,486	$468,963	$508,043		$0
Columbus	OH	Fee	Hyatt	Hyatt Place	124	1994	$13,352,636	$1,062,163	$11,198,531	$595,605	$496,338		$0
Portland	OR	Fee	Marriott	Residence Inn	168	1990	$50,878,043	$25,467,888	$21,603,676	$1,786,508	$2,019,972		$0
Scranton	PA	Fee	Hilton	Hampton Inn	129	1994	$13,865,600	$795,568	$11,510,299	$554,804	$1,004,928		$0
State College	PA	Fee	Hilton	Hampton Inn	119	1987	$13,850,032	$2,703,190	$9,037,293	$731,451	$1,378,097		$0
Charleston	SC	Fee	Hilton	Hampton Inn	124	1985	$8,205,785	$1,529,796	$5,408,444	$393,376	$874,169		$0
West Columbia	SC	Fee	Hilton	Hampton Inn	120	1985	$6,000,000	$1,146,076	$3,783,622	$407,283	$663,019		$0
Mt. Pleasant	SC	Fee	InterContinental Hotels Group	Holiday Inn	158	1988	$7,900,000	$1,779,249	$4,899,178	$331,949	$889,624		$0
Franklin	TN	Fee	Hilton	Hampton Inn	127	1996	$21,016,491	$2,547,282	$16,561,206	$324,557	$1,583,446		$0
Chattanooga	TN	Fee	Hilton	Hampton Inn	167	1988	$8,350,000	$1,863,016	$5,006,642	$412,885	$1,067,458		$0
Alcoa	TN	Fee	Hilton	Hampton Inn	118	1991	$7,960,928	$1,032,150	$5,658,439	$367,207	$903,131		$0
Memphis	TN	Fee	Hilton	Hampton Inn	124	1985	$15,347,648	$2,331,182	$10,774,515	$791,933	$1,450,018		$0
Pickwick Dam	TN	Fee	Hilton	Hampton Inn	50	1994	$2,500,000	$154,071	$1,791,273	$215,699	$338,956		$0
Germantown	TN	Fee	Hilton	Homewood Suites	92	1996	$10,745,199	$1,075,415	$8,829,935	$573,555	$266,293		$0
Chattanooga	TN	Fee	Marriott	Residence Inn	76	1996	$13,499,683	$1,246,250	$10,941,010	$209,547	$1,102,876		$0
Knoxville	TN	Fee	Marriott	Residence Inn	78	1997	$14,263,366	$1,654,723	$11,269,106	$337,699	$1,001,839		$0
Knoxville	TN	Fee	Marriott	Courtyard	78	1996	$12,580,307	$1,370,960	$10,040,312	$371,966	$797,070		$0
Memphis	TN	Fee	Hyatt	Hyatt Place	126	1996	$15,767,331	$960,654	$13,885,637	$475,375	$445,664		$0
Franklin	TN	Fee	Hyatt	Hyatt Place	126	1997	$19,879,751	$2,357,397	$15,382,230	$879,950	$1,260,175		$0
Austin	TX	Fee	Hilton	Hampton Inn	121	1987	$14,790,545	$2,024,905	$10,554,537	$570,232	$1,640,871		$0
College Station	TX	Fee	Hilton	Hampton Inn	133	1986	$17,930,338	$3,915,356	$12,504,428	$459,208	$1,051,346		$0
Addison	TX	Fee	Hilton	Hampton Inn	158	1985	$10,753,205	$1,593,047	$7,385,625	$433,551	$1,340,982		$0
San Antonio	TX	Fee	Hilton	Homewood Suites	123	1996	$17,635,891	$2,122,788	$14,108,633	$439,567	$964,904		$0
Round Rock	TX	Fee	Hilton	Hilton Garden Inn	122	1999	$16,424,572	$3,131,083	$11,236,573	$834,194	$1,222,722		$0
Dallas	TX	Lease	Marriott	Courtyard	184	1991	$26,447,729	$0	$22,938,766	$1,006,244	$2,157,968		$344,751
Houston	TX	Fee	Marriott	Courtyard	176	2002	$32,083,929	$10,708,549	$18,822,760	$591,461	$1,961,159		$0
Round Rock	TX	Fee	Marriott	SpringHill Suites	104	2000	$10,133,394	$1,977,462	$6,746,074	$466,901	$942,957		$0
Houston	TX	Fee	Marriott	SpringHill Suites	122	1996	$13,200,866	$774,575	$10,384,230	$533,149	$1,508,912		$0
San Antonio	TX	Lease	Marriott	SpringHill Suites	112	1995	$5,661,802	$0	$4,854,221	$169,660	$637,921		$0
Dallas	TX	Fee	Marriott	Fairfield Inn & Suites	116	1998	$8,539,822	$1,444,841	$5,770,543	$351,948	$972,489		$0
Norfolk	VA	Lease	Hilton	Hampton Inn	117	1990	$5,850,000	$0	$6,636,297	$389,006	$184,266	-$	1,359,569
Glen Allen	VA	Fee	Hyatt	Hyatt Place	124	1992	$9,128,843	$1,442,262	$6,656,394	$582,280	$447,908		$0
Seattle	WA	Fee	Hilton	Homewood Suites	161	1998	$55,983,779	$11,980,497	$39,657,320	$145,512	$4,200,450		$0
Beckley	WV	Fee	Hilton	Hampton Inn	108	1992	$19,447,700	$1,089,866	$16,333,796	$1,037,968	$986,069		$0
Morgantown	WV	Fee	Hilton	Hampton Inn	107	1991	$17,681,700	$3,415,845	$12,965,120	$463,741	$836,995		$0
[1] Affiliated ground lease to be terminated at closing							$1,808,113,684